UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2007
Online Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia	20151

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	703-653-3100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Amendment No. 1 on Form 8-K/A is filed solely to amend Item 9.01 to the Current Report on Form 8-K of Online Resources Corporation (the “Registrant”) filed on August 16, 2007 (the “Initial Filing”) in order to include the Registrant’s undertaking to provide financial statements and information related to its acquisition of Internet Transaction Solutions, Inc. in accordance with Item 9.01 of Form 8-K.
     The other Items to the Initial Filing remain unchanged and are not restated herein.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K on or before October 25, 2007.
(b)	Pro Forma Financial Information.
     The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K on or before October 25, 2007.
(d)	Exhibits.
     2.1 Agreement and Plan of Merger among Online Resources Corporation, ITS Acquisition Sub, LLC, its wholly-owned subsidiary, and Internet Transaction Solutions, Inc. dated July 26, 2007 (incorporated by reference from Form 8-K filed on August 1, 2007).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation
September 10, 2007	By:	Catherine A. Graham
		Name:	Catherine A. Graham
		Title:	Executive Vice President and Chief Financial Officer